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Scudder Pacific Opportunities Fund

Classes A, B and C

Semiannual Report

April 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Pacific Opportunities Fund	Nasdaq Symbol	CUSIP Number
Class A	SPAOX	811165-661
Class B	SBPOX	811165-653
Class C	SPCCX	811165-646

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary April 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Pacific Opportunities Fund	6-Month	1-Year	3-Year	5-Year	Life of Class*
Class A(a)	32.70%	6.63%	-1.64%	-9.31%	-1.88%
Class B(a)	32.11%	5.79%	-2.42%	-10.03%	-2.66%
Class C(a)	32.24%	5.91%	-2.37%	-9.99%	-2.63%
MSCI All Country Asia Free Index (excluding Japan)+	38.68%	13.70%	-3.22%	-7.79%	2.27%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/02	$ 9.78	$ 9.71	$ 9.72
10/31/01	$ 7.37	$ 7.35	$ 7.35

Class S Lipper Rankings - Pacific Ex Japan Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	39	of	68	57
3-Year	40	of	58	68
5-Year	35	of	51	68

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Pacific Opportunities Fund - Class A -- MSCI All Country Asia Free Index (excluding Japan)+

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	Life of Class*
Class A(c)	Growth of $10,000	$10,050	$8,968	$5,783	$7,889
	Average annual total return	.50%	-3.57%	-10.38%	-2.49%
Class B(c)	Growth of $10,000	$10,279	$9,104	$5,839	$7,764
	Average annual total return	2.79%	-3.08%	-10.20%	-2.66%
Class C(c)	Growth of $10,000	$10,591	$9,305	$5,908	$7,789
	Average annual total return	5.91%	-2.37%	-9.99%	-2.63%
MSCI All Country Asia Free Index (excluding Japan)+	Growth of $10,000	$11,370	$9,063	$6,665	$12,329
	Average annual total return	13.70%	-3.22%	-7.79%	2.27%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.
a Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, we believe momentum is building for an economic and market recovery.

Economists have been looking to consumer and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit the economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The federal funds rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

We can expect improvement in the stock market as well. Corporate profits bottomed last fall, and should continue improving through 2002 and 2003. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid to high single digits this year.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 16, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Co-Manager Andrew Stubing - who joined the fund's management team on April 8, 2002 - and Co-Manager Terrence Gray discuss Scudder Pacific Opportunities Fund's strategy and the market environment during the six-month period ended April 30, 2002.

Q: The Asian stock markets performed well during the most recent reporting period. What factors sparked the strong upswing?

A: Prospects for a global economic recovery boosted developing country stock markets throughout the world during the past six months. Since exports remain a key engine of economic growth in Asia, a rebound in the global economy - and the U.S. economy in particular - is a distinct positive for the region's markets. Additionally, Asian stocks have benefited from the renewed participation of local investors, who have sought more attractive places to invest their cash in light of the exceptionally low interest rates available on fixed income investments. In combination, these factors made the Asia (ex-Japan) category not only the best performing region in the world during the six months ended April 30, but also one of the best performers among all asset classes in that time.

Among the strongest gainers were Korea - which returned 56.62 percent in U.S. dollar terms for the reporting period - and the southeast Asian markets of Thailand and Indonesia. On the negative side, Hong Kong was a laggard as deflation continued to affect the property market and banking sector.

Q: How did the fund perform during the period?

A: The A shares of the fund delivered a return of 32.70 percent for the six-month period (unadjusted for sales charges), compared to a return of 38.68 percent for its unmanaged benchmark, the MSCI All Country Asia Free (ex-Japan) Index. While we were pleased that the fund's return was competitive during the most recent period, it continues to trail both its benchmark and its peer group over the longer term. However, the fund's performance has improved of late and we believe that the extensive global resources of Deutsche Asset Management - which recently acquired Scudder Investments - will augment our fundamental research capabilities and better position the fund to take advantage of the continued improvement in the investment environment in Asia we see unfolding in the years ahead.

Q: The fund's position in Korea grew from 20 percent of the portfolio on October 31, 2001 to 29 percent on April 30, 2002. How is the fund positioned within the country?

A: The fund's overweight position in Korea was a major driver of its performance. Investors' perceptions of the Korean market have changed substantially as the country's corporate landscape has been transformed in the years since the 1997-98 financial crisis. After cleaning up their balance sheets and increasing their focus on shareholder value, several blue chip companies - such as Samsung Electronics, Kookmin Bank, Hyundai Motor, and SK Telecom - have become much more attractive targets for international investors. All were strong performers during the most recent reporting period.

Kookmin, the largest retail bank in Korea following last year's merger with Housing and Commercial Bank, was a notable performer, but it still sells at a relatively cheap valuation despite a sustainable return on equity1 of over 20 percent. Korean financial stocks, as a group, make up 7.8 percent of the fund's portfolio. Our optimism on the sector is based on the fact that the Korean consumer has finally gained access to a variety of financial products such as mortgage loans and credit cards. The Korean consumer has traditionally carried a low level of personal debt, and banks such as Kookmin have tapped this burgeoning market.

1 Return on equity (ROE) is the amount earned on a company's common stock investment in a given period. It is calculated by dividing the amount of common stock equity (net worth) at the beginning of a period into net income for the period. ROE tells shareholders how effectively their money is being employed.

Samsung Electronics was also a strong performer on hopes for improved DRAM (computer chip) prices, a booming market for flat panels used in computer monitors and desktop and notebook PCs, and the establishment of a dominant market share in the global cell phone handset market. Most important, Samsung has built a strong brand image over the past few years that has turned it into a consumer electronics powerhouse on a global scale. The stock is the number one holding at 7.6 percent of the portfolio's assets.

Q: What factors helped or hurt performance for the fund across the rest of Asia?

A: The fund was also helped by its underweight position (with respect to the index) in Hong Kong (which trailed most other Asian markets) and strong stock selection within the country. The earnings outlook for many Hong Kong companies pales in comparison to those in other parts of Asia, so good stock picking was essential. Top performers for the fund in Hong Kong included some of the large conglomerates such as Hutchinson Whampoa, as well as China Mobile, China's leading player in wireless telephony.

The fund re-entered the Thai and Indonesian markets during the reporting period, and both proved to be stellar performers. After being ignored by investors for several years, both countries offered low valuations even though they were demonstrating signs of an economic recovery. To take advantage of this disconnect, we invested in Indonesia Telekomunikasi PT - Indonesia's largest telecommunications services provider - and Thailand's Siam Cement, which we believe will benefit from stronger local consumption (since more cement will be used as the economy turns around). We have also positioned the fund in Thai banking stocks such as Bangkok Bank (Thailand's largest corporate and retail bank) on the belief that loan growth will improve this year.

The fund's holdings in Taiwan underperformed slightly due to its underweight position in the country's technology sector, which rallied sharply during the period. However, the fund was positioned in the right stocks - such as Taiwan Semiconductor - which mitigated some of the underperformance.

Other detractors included the fund's holdings in Australia, which generally underperformed the double-digit increases of many other Asian markets. We brought down the fund's weighting in Australia over the period in favor of a more offensive strategy in the North Asian markets. The fund's position in India also underperformed, as the country trailed the more tech-driven markets such as Korea and Taiwan.

Q: Have you made any significant changes on a sector basis?

A: We increased the fund's exposure to cyclicals (companies that are sensitive to fluctuations in the economy) in the early part of the reporting period. Believing industrial production bottomed out in the fourth quarter of 2001, we saw a chance to take advantage of opportunities in the steel and chemical sectors. Recent additions to the portfolio include the chemical stocks Formosa Plastics and Taiwan Styrene Monomer.

On the technology side, we added to companies sensitive to the semiconductor (computer chip) cycle, such as Siliconware Precision, which provides subcontracting and testing services to computer chip manufacturers. We believe the chip cycle is poised for a sustained upturn and have added this company to the fund's portfolio of chip stocks to capture more of this sector's growth potential.

Q: What is your outlook for the region's markets?

A: We remain positive on the region's longer-term outlook despite its strong performance during the past six months. While key factors affecting the short-term performance of the Asian markets include the U.S. interest rate outlook and the direction of the global economic cycle, there are reasons for optimism regarding the region's longer-term outlook. Valuations in Asia remain attractive despite the recent run up; as a whole the region is still valued below its pre-crisis levels of 1997. We believe the valuation picture becomes even more compelling when viewed in light of the fundamental changes that have taken place in Asia during the past five years. In Korea, for example, many companies have gone through painful restructuring processes that have resulted in lower debt, improved cash flows, and higher returns on equity. Despite these significant changes, the Korean market is trading at just 11 times 2002 earnings despite estimated earnings growth of over 60 percent.

We believe the disconnect between fundamentals and valuations - which we see not just in Korea but across the entire region - bodes well for the long-term potential of Asian stocks.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Geographical (Excludes Cash Equivalents)	4/30/02	10/31/01

Korea	29%	20%
Hong Kong	22%	29%
Taiwan	19%	12%
Singapore	9%	11%
India	9%	14%
Malaysia	3%	2%
Thailand	3%	2%
United Kingdom	2%	-
Australia	2%	6%
Other	2%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/02	10/31/01

Financial	29%	32%
Technology	26%	17%
Manufacturing	17%	12%
Communications	7%	12%
Metals and Minerals	4%	-
Consumer Discretionary	3%	3%
Health	3%	5%
Media	2%	2%
Transportation	2%	-
Other	7%	17%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2002 (39.1% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	7.6%
2. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	5.1%
3. Hutchison Whampoa Ltd. Provider of investment services and other diversified services	Hong Kong	4.4%
4. Kookmin Bank Provider of commercial banking services	Korea	4.2%
5. Sun Hung Kai Properties Ltd. Developer and investor in real estate	Hong Kong	3.6%
6. China Mobile (Hong Kong) Ltd. Provider of cellular telecommunication services	Hong Kong	3.4%
7. United Microelectronics Corp. Manufacturer of integrated circuits	Taiwan	3.2%
8. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	2.6%
9. United Overseas Bank Ltd. Provider of commercial banking and financial services	Singapore	2.6%
10. SK Telecom Co., Ltd. Provider of mobile telecommunication services	Korea	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 97.2%
Australia 1.9%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	315,897	1,837,194
China 0.9%
PetroChina Co., Ltd. "H" (Producer of crude oil and natural gas)	4,136,000	843,205
Hong Kong 21.2%
Cathay Pacific Airways Ltd.* (Operator of scheduled airline services)	648,000	1,121,668
China Mobile (Hong Kong) Ltd.* (Provider of cellular telecommunication services)	1,026,000	3,361,196
Esprit Holdings Ltd. (Designer and manufacturer of high-quality fashion products)	774,254	1,489,122
Hang Seng Bank Ltd. (Provider of commercial banking services)	224,100	2,557,334
Henderson Land Development Co., Ltd. (Developer of property)	275,000	1,339,898
Hutchison Whampoa Ltd. (Provider of investment services and other diversified services)	488,200	4,272,243
Johnson Electric Holdings Ltd. (Manufacturer of micromotors)	847,000	1,286,937
Legend Group Ltd. (Manufacturer of computers and related products)	1,696,000	685,002
Sun Hung Kai Properties Ltd. (Developer and investor in real estate)	401,000	3,496,301
Television Broadcasts Ltd. (Broadcaster and producer of television programs)	234,000	1,140,132
		20,749,833
India 8.8%
Bajaj Auto Ltd. (Maker of two- and three-wheel vehicles)	77,600	770,766
Bharat Petroleum Corp., Ltd. (Explorer and refiner of crude oil)	228,000	1,363,200
Dr. Reddy's Laboratories Ltd. (Manufacturer of bulk drugs, formulations and molecules)	72,700	1,485,796
Hindustan Lever Ltd. (Manufacturer of branded and packaged consumer products)	156,500	649,285
Infosys Technologies Ltd. (Provider of IT consulting and software services)	18,200	1,366,990
Satyam Computer Services Ltd.* (Operator of a computer services company)	176,300	943,654
State Bank of India (Provider of banking and financial services)	243,400	1,134,922
Sun Pharmaceuticals Industries Ltd.* (Manufacturer of pharmaceuticals)	70,000	899,857
		8,614,470
Indonesia 1.3%
Indonesia Telekomunikasi PT* (Provider of domestic telecommunication services)	2,929,000	1,318,521
Korea 27.9%
Hana Bank (Provider of banking services)	83,560	1,095,550
Hyundai Department Store Co., Ltd. (Operator of department stores and hotels)	34,400	1,086,175
Hyundai Motor Co., Ltd. (Manufacturer of automobiles)	49,100	1,828,394
Kookmin Bank (Provider of commercial banking services)	90,065	4,115,460
LG Chem Ltd. (Manufacturer of engineering plastics)	30,100	913,041
LG Electronics Investment Ltd. (Holder for manufacturers of telecommunication equipment)	5,710	252,055
LG Electronics, Inc.* (Manufacturer of telecommunication equipment)	45,390	1,795,881
POSCO (Manufacturer of steel)	21,800	2,173,235
Samsung Electro Mechanics Co., Ltd. (Manufacturer of precision and electronic parts)	31,400	1,856,230
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	25,073	7,430,478
Samsung Fire & Marine Insurance Co., Ltd. (Provider of insurance products)	17,500	1,187,936
Samsung Securities Co., Ltd.* (Provider of brokerage, investment and underwriting services)	34,740	1,172,374
SK Telecom Co., Ltd. (Provider of mobile telecommunication services)	11,900	2,321,839
		27,228,648
Malaysia 2.7%
IOI Corp. Bhd. (Processor of oil palm, rubber and cocoa)	688,000	1,158,722
Malayan Banking Bhd. (Provider of banking and financial services)	617,400	1,494,738
		2,653,460
Singapore 9.1%
Chartered Semiconductor Manufacturing Ltd.* (Producer of semiconductor and electronic components)	246,000	621,188
DBS Group Holdings Ltd. (Provider of banking and financing services)	222,462	1,717,143
Oversea-Chinese Banking Corp., Ltd. (Foreign Registered) (Provider of financial services)	138,700	994,128
Sembcorp Logistics Ltd. (Provider of marine-related services)	894,400	1,094,731
Singapore Press Holdings Ltd. (Publisher, printer and distributor of newspapers and magazines)	89,000	1,104,066
United Overseas Bank Ltd. (Provider of commercial banking and financial services)	318,080	2,525,349
Venture Manufacturing Ltd. (Provider of manufacturing services to electronics companies)	86,000	806,065
		8,862,670
Taiwan 18.7%
Asustek Computer, Inc. (Manufacturer of computer motherboards)	165,500	599,083
Bank Sinopac (b) (Provider of commercial banking services)	2,255,000	1,105,711
Compal Electronics, Inc. (Manufacturer and marketer of notebook computers and color monitors)	520,750	699,941
Delta Electronics, Inc. (Manufacturer of power supply and video display equipment)	434,000	757,341
Formosa Plastics Corp. (Manufacturer of plastics materials)	1,023,002	1,197,977
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic products)	124,000	543,640
Media Tek, Inc. (Manufacturer of compact disk CD-ROM and DVD-ROM chip sets)	40,000	742,832
Realtek Semiconductor Corp. (GDR)* (Designer and distributor of integrated circuits)	29,215	540,185
Siliconware Precision Industries Co. (Manufacturer of packaging for integrated circuits)	1,315,000	1,240,280
Taiwan Semiconductor Manufacturing Co., Ltd.* (Manufacturer of integrated circuits and other semiconductor devices)	1,971,767	4,976,337
Taiwan Styrene Monomer Corp. (Manufacturer of styrene monomer)	862,000	651,410
United Microelectronics Corp.* (Manufacturer of integrated circuits)	2,056,350	3,143,541
Yageo Corp. (Manufacturer of resistors and related equipment)	1,435,000	1,192,039
Yuanta Core Pacific Securities Co.* (Provider of loans for margin transactions)	1,270,000	941,419
		18,331,736
Thailand 2.4%
Bangkok Bank PLC (Foreign registered)* (Provider of commercial banking services)	525,600	777,856
Siam Cement Co., Ltd. (Foreign registered) (Operator of constuction materials and industrial conglomerate)	70,200	1,590,843
		2,368,699
United Kingdom 2.3%
HSBC Holdings PLC (Provider of international banking and financial services)	187,600	2,231,014
Total Common Stocks (Cost $82,780,793)		95,039,450

	Principal Amount ($)	Value ($)
Commercial Paper 2.8%
Federal Home Loan Bank, 1.79%**, 5/1/2002 (Cost $2,693,000)	2,693,000	2,693,000
Total Investment Portfolio - 100.0% (Cost $85,473,793) (a)		97,732,450

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $86,209,752. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $11,522,698. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,142,030 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,619,332.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $1,105,711 (1.11% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2002 aggregated $964,633. These securities may also have certain restrictions as to resale.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $85,473,793)	$ 97,732,450
Cash	846
Foreign currency, at value (cost $554,553)	550,949
Receivable for investments sold	1,604,252
Dividends receivable	159,216
Receivable for Fund shares sold	1,841,693
Foreign taxes recoverable	211,847
Total assets	102,101,253
Liabilities
Payable for investments purchased	1,734,352
Payable for Fund shares redeemed	296,678
Deferred foreign taxes	95,497
Accrued management fee	65,918
Other accrued expenses and payables	59,988
Total liabilities	2,252,433
Net assets, at value	$ 99,848,820
Net Assets
Net assets consist of: Accumulated net investment loss	(195,541)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $95,497)	12,258,657
Foreign currency related transactions	(1,070)
Accumulated net realized gain (loss)	(55,158,387)
Paid-in capital	142,945,161
Net assets, at value	$ 99,848,820

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($205,471 / 20,935 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.81
Class S Net Asset Value, offering and redemption price (a) per share ($84,564,526 / 8,618,541 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.81
Class A Net Asset Value and redemption price per share ($9,301,896 / 951,243 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.78
Maximum offering price per share (100 / 94.25 of $9.78)	$ 10.38
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,681,821 / 482,077 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.71
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,095,106 / 112,723 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.72

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $45,806)	$ 516,312
Interest	18,041
Total Income	534,353
Expenses: Management fee	387,950
Administrative fee	299,743
Distribution service fees	36,386
Directors' fees and expenses	2,349
Other	3,466
Total expenses	729,894
Net investment income (loss)	(195,541)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,410,497
Foreign currency related transactions	41,694
2,452,191
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $95,497)	22,989,045
Foreign currency related transactions	2,205
22,991,250
Net gain (loss) on investment transactions	25,443,441
Net increase (decrease) in net assets resulting from operations	$ 25,247,900

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ (195,541)	$ 142,055
Net realized gain (loss) on investment transactions	2,452,191	(18,798,578)
Net unrealized appreciation (depreciation) on investment transactions during the period	22,991,250	(8,639,131)
Net increase (decrease) in net assets resulting from operations	25,247,900	(27,295,654)
Fund share transactions: Proceeds from shares sold	48,095,148	143,776,699
Net assets acquired in tax-free reorganization	-	14,814,414
Cost of shares redeemed	(49,219,152)	(160,535,297)
Redemption fees	15,644	178,550
Net increase (decrease) in net assets from Fund share transactions	(1,108,360)	(1,765,634)
Increase (decrease) in net assets	24,139,540	(29,061,288)
Net assets at beginning of period	75,709,280	104,770,568
Net assets at end of period (including accumulated net investment loss of $195,541 at April 30, 2002)	$ 99,848,820	$ 75,709,280

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.37	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.44	(2.00)
Total from investment operations	2.41	(2.01)
Redemption fees	-***	.01
Net asset value, end of period	$ 9.78	$ 7.37
Total Return (%)[d]	32.70**	(21.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	6
Ratio of expenses (%)	1.79*	1.80*
Ratio of net investment income (loss) (%)	(.62)*	(.09)*
Portfolio turnover rate (%)	104*	212
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.42	(2.00)
Total from investment operations	2.36	(2.03)
Redemption fees	-***	.01
Net asset value, end of period	$ 9.71	$ 7.35
Total Return (%)[d]	32.11**	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4
Ratio of expenses (%)	2.59*	2.61*
Ratio of net investment income (loss) (%)	(1.42)*	(.90)*
Portfolio turnover rate (%)	104*	212
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.43	(2.00)
Total from investment operations	2.37	(2.03)
Redemption fees	-***	.01
Net asset value, end of period	$ 9.72	$ 7.35
Total Return (%)[d]	32.24**	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses (%)	2.56*	2.57*
Ratio of net investment income (loss) (%)	(1.39)*	(.86)*
Portfolio turnover rate (%)	104*	212
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $50,804,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($32,650,000), October 31, 2007 ($68,000) and October 31, 2009 ($18,086,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $5,523,000 of capital losses from its merger (see Note G) with Kemper Asian Growth Fund, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($3,174,000) and October 31, 2008 ($2,349,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Net realized and unrealized gains on Indian securities are subject to certain non-U.S. taxes. Principal amounts of cash and securities invested in Malaysia are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $45,513,851 and $48,424,611, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Asia) Limited ("DeAm Asia"). The Advisor compensates DeAm Asia out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.65%, 0.65%, 0.675%, 0.725% and 0.700% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class AARP	$ 346	$ 90
Class S	254,461	43,776
Class A	25,541	4,880
Class B	15,867	2,972
Class C	3,528	694
	$ 299,743	$ 52,412

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 16,414	$ 3,072
Class C	3,780	747
	$ 20,194	$ 3,819

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 9,459	$ 2,553
Class B	5,482	727
Class C	1,251	-
	$ 16,192	$ 3,280

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002 aggregated $477.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares aggregated $50,988 and $1,131, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	47,577	$ 457,166	32,158	$ 304,557
Class S	2,204,950	20,010,959	13,068,830	114,951,038
Class A	2,396,402	21,149,106	2,886,655	22,690,065*
Class B	476,741	4,191,113	437,185	3,552,038*
Class C	280,312	2,286,804	288,039	2,279,001*
		$ 48,095,148		$ 143,776,699
Shares issued in tax-free reorganization
Class A	-	-	909,695	$ 8,523,365*
Class B	-	-	559,016	5,238,222*
Class C	-	-	112,342	1,052,827*
		-		$ 14,814,414
Shares redeemed
Class AARP	(35,321)	$ (341,429)	(23,712)	$ (225,221)
Class S	(2,374,763)	(21,763,762)	(14,668,775)	(130,515,635)
Class A	(2,300,942)	(20,397,436)	(2,940,567)	(23,432,570)*
Class B	(504,956)	(4,491,113)	(485,909)	(3,954,696)*
Class C	(267,787)	(2,225,412)	(300,183)	(2,407,175)*
		$ (49,219,152)		$ (160,535,297)
Redemption fees
Class AARP	-	$ 4,009	-	$ 3,157
Class S	-	11,635	-	175,393
		$ 15,644		$ 178,550
Net increase (decrease)
Class AARP	12,256	$ 119,746	8,446	$ 82,493
Class S	(169,813)	(1,741,168)	(1,599,945)	(15,389,204)
Class A	95,460	751,670	855,783	7,780,860*
Class B	(28,215)	(300,000)	510,292	4,835,564*
Class C	12,525	61,392	100,198	924,653*
		$ (1,108,360)		$ (1,765,634)

* For the period from May 29, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

G. Acquisition of Assets

On May 25, 2001, the Fund acquired all of the net assets of Kemper Asian Growth Fund pursuant to a plan of reorganization approved by shareholders on May 15, 2001. The acquisition was accomplished by a tax-free exchange of 909,695 Class A shares, 559,016 Class B shares and 112,342 Class C shares of the Fund, respectively, for 1,815,514 Class A shares, 1,139,186 Class B shares and 231,912 Class C shares of the Kemper Asian Growth Fund, respectively, outstanding on May 25, 2001. Kemper Asian Growth Fund's net assets at that date ($14,814,414), including $995,104 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $90,326,623. The combined net assets of the Fund immediately following the acquisition were $105,141,037.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Pacific Opportunities Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
4,968,023	248,598	170,532

2. To approve a new sub-advisory agreement between the fund's investment manager and Scudder Investments Singapore Limited.

Affirmative	Against	Abstain
4,986,711	231,264	169,178

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.